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                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint Dennis Alter, Richard A. Greenawalt, Warren W. Kantor, John J. Calamari, and Gene S. Schneyer, or any of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and on his or her behalf to sign, execute and file a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, relating to the offer and sale of up to 18,000 shares of ADVANTA Corp.'s Class B Common Stock, and any or all amendments (including, without limitation, post-effective amendments and any amendment or amendments increasing the amount of securities for which registration is being sought) to such Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 20th day of April, 1994.


/s/ Dennis Alter                                            /s/ Richard A. Greenawalt
- ---------------------------------------------------         ------------------------------------------
Dennis Alter                                                Richard A. Greenawalt
Chairman of the Board, Chief Executive                      President, Chief Operating
Officer and Director                                        Officer and Director


/s/ Warren W. Kantor                                        /s/ John J. Calamari
- -------------------------------------------                 ------------------------------------------
Warren W. Kantor                                            John J. Calamari
Vice Chairman and Director                                  Vice President, Finance, and
                                                            Chief Accounting Officer


/s/ Arthur P. Bellis
- -------------------------------------------                 ------------------------------------------
Arthur P. Bellis, Director                                  Max Botel, Director


/s/ Richard J. Braemer                                      /s/ Anthony P. Brenner
- -------------------------------------------                 ------------------------------------------
Richard J. Braemer, Director                                Anthony P. Brenner, Director


/s/ Alex W. "Pete" Hart                                     /s/ David D. Wesselink
- -------------------------------------------                 ------------------------------------------
Executive Vice Chairman and                                 Senior Vice President and
Director                                                    Chief Financial Officer

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
/s/ William C. Dunkelberg
- ---------------------------------------------------         ------------------------------------------
William C. Dunkelberg, Director                             Graeme K. Howard, Jr., Director


/s/ Ronald J. Naples                                        /s/ Phillip A. Turberg
- -------------------------------------------                 ------------------------------------------
Ronald J. Naples, Director                                  Phillip A. Turberg, Director